SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 13, 2004

Merix Corporation

(Exact Name of Registrant as Specified in Charter)

Oregon	0-23818	93-1135197
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1521 Poplar Lane, Forest Grove, Oregon	97116
(Address of principal executive offices, including	Zip Code)

(Registrant’s telephone number, including area code) 503-359-9300

Item 7.	Financial Statements and Exhibits

(c) Exhibits

99.1	Merix Corporation Press Release dated May 13, 2004.

Item 9.	Regulation FD Disclosure

On May 13, 2004, Merix Corporation issued a press release providing revised guidance for the fourth quarter of fiscal 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2004	/s/ Janie S. Brown

Janie S. Brown Sr. Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Merix Corporation Press Release dated May 13, 2004.